SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2005

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On January 24, 2005, PhytoMedical Technologies, Inc. issued a news release to announce that Connecticut-based, Planta Analytica, LLC, will undertake the extraction, fractionation, and isolation of potentially active pharmacological elements in PhytoMedical’s BDC-03, a plant derived compound which has been successful in reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in studies of growing animals. This news release, dated January 24, 2005, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated January 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Indy Panchi

Indy Panchi

President and CEO

Date: January 28, 2005

EXHIBIT 99.1

PhytoMedical Announces Bio-Processing Agreement with Drug-Discovery Contract Research Firm.

Distinguished Natural Products Chemist, Dr. Jan A. Glinski, to Commence Extraction, Fractionation, and Isolation of Pharmacologically Active Elements in BDC-03 Compound.

Vancouver, BC – January 24, 2005 – PhytoMedical Technologies, Inc. (Symbol: PYTO), an early stage research based biopharmaceutical company specializing in the discovery, development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds, today announced that Connecticut-based, Planta Analytica, LLC, will undertake the extraction, fractionation, and isolation of potentially active pharmacological elements in PhytoMedical’s BDC-03, a plant derived compound which has been successful in reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in studies of growing animals.

Under the terms of the Bio-Processing Agreement, Dr. Jan A. Glinski - a widely-published organic chemist and renowned specialist in natural products isolation and characterization – will lead PhytoMedical’s fractionation-isolation research project at Planta Analytica’s laboratory facilities in Brookfield, Connecticut.

“We’re pleased to engage Dr. Glinski’s labs in this very important research,” commented President of PhytoMedical Technologies, Mr. Indy S. Panchi.

“In early stage studies of growing animals, BDC-03 had the effect of decreasing the deposition of fat and, correspondingly, shifting overall weight increase toward lean muscle mass gain. This prospective ability of BDC-03 to preferentially shift overall weight gain in the form of lean muscle may well turn out to be a critically important therapeutic outcome for those suffering from cachexia, a deadly muscle wasting disease that afflicts 25% of all AIDS patients and upwards of 90% of all advanced cancer patients,” explained Mr. Panchi. “In fact, half of all cancer related deaths are a result of cachexia and not the cancer itself.

“For the first time ever, BDC-03 research efforts will now focus on identifying the pharmacological components that may be responsible for this bioactivity. This is a very exciting time for our Company, and I’m especially grateful to recruit the invaluable scientific expertise of Dr. Glinski and his laboratory in the areas of organic and medicinal chemistry.”

Dr. Jan A. Glinski holds a PhD degree in organic chemistry and has been in active scientific research for over 30 years. Among numerous career accomplishments, Dr. Glinski’s extensive experience with isolating active components from plant and microbial extracts is especially significant.

Notably, Dr. Jan Glinski is credited as the pioneer of protocols for high-throughput screening (HTS) of natural products extracts and elimination of false-positives, methods which remained in active scientific research practice for over a decade following his discovery.

In addition to postdoctoral research at University of Georgia, Athens, Dr. Glinski has undertaken research at the Georgia Institute of Technology, School of Chemistry, and tenured as Principal Scientist, Departments of Medicinal Chemistry, Analytical Sciences, Pharmaceutics and Clinical Research at Boehringer Ingelheim Pharmaceuticals, Inc., part of the world’s largest private pharmaceutical enterprise with over 30,000 employees and annual sales of more than $8.37 billion.  Renowned for the first-ever successful use of microorganisms for large-scale product manufacturing, Boehringer Ingelheim first produced commercial phytochemicals as far back as 1895 and is a highly-regarded industry pioneer.

Today, at Planta Analytica’s laboratory Dr. Glinski’s ongoing research includes medicinal chemistry, extract purification, and successful implementation of novel separation technologies and development of innovative chromatographic and structural characterization methods.

“I’m delighted to be able to directly apply my most valuable research strengths to this project with PhytoMedical Technologies,” announced Dr. Jan A. Glinski, Principal Scientist and Founder of Planta Analytica, LLC.

“In over three decades of scientific research, I have worked extensively with organic materials.  With repeated success, I have identified the active ingredients in fractions, and have then further isolated the active molecules within these fractions for more advanced research,” explained Dr. Glinski.  “In my opinion, this is a notable investigative drug-development research milestone for an early stage biopharmaceutical effort such as PhytoMedical’s BDC-03.”

Dr. Jan Glinski is an active R&D consultant to the commercial biopharmaceutical industry, and a respected scientific collaborator to numerous regulatory and research agencies, including: The United States Pharmacopeia, a global leader in promoting medication safety and setting pharmacological standards; and  a reviewer to the Journal of Natural Products, a top-ranked scientific journal in the field of medicinal chemistry, published jointly by the American Chemical Society and the American Society of Pharmacognosy.

Planta Analytica, LLC is accredited with ‘preferred vendor’ status by the National Institutes of Health (NIH).

About PhytoMedical Technologies, Inc.

PhytoMedical Technologies, Inc. (Symbol: PYTO), together with its wholly owned subsidiaries, is an early stage research based biopharmaceutical company specializing in the discovery, development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds targeting cachexia, obesity and diabetes.

An estimated 300 new drugs of world-wide importance, worth over $150 billion, still remain to be discovered amongst the 250,000 species of higher plants found on earth, of which less than 15% have been investigated for bioactive compounds. Presently, twenty of the best selling drugs come from natural sources and 25% of all prescription drugs contain active compounds originally derived from or patterned after compounds derived from plants.

BDC-03 Successful in Increasing Lean Muscle Mass and Reducing Body Fat Percentage

Named BDC-03, PhytoMedical’s first plant derived compound has pharmacologically active elements that have been successful in reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in studies of growing animals.

The same compound, BDC-03, administered over a three month period to a healthy 45 year old male subject, resulted in a 5% reduction in body fat and a 15 pound gain in muscle mass, indicating that the additional weight had been preferentially shifted toward lean muscle – with no appreciable change in diet or exercise.

Additionally, the male subject did not experience any alterations in facial or body hair, exacerbation of acne or alterations in liver function tests, which are androgenic symptoms commonly experienced after treatment with anabolic steroids.

For obese or overweight individuals, BDC-03’s potential capacity to decrease the deposition of fat and lower cholesterol is a vitally important therapeutic outcome. However, its prospective ability to induce overall weight gain in the form of lean muscle mass may well be the difference between life and death for individuals suffering from cachexia.

Cachexia, which is characterized by dramatic weight loss, not only of fatty tissue, but also muscle tissue and bone, is among the most devastating and life-threatening aspects of AIDS and cancer. Once the body loses 30% of its lean muscle mass, major organs are affected, resulting in death.

Sadly, cachexia afflicts 25% of all AIDS patients and upwards of 90% of all advanced cancer patients. In fact, half of all cancer related deaths are a result of cachexia, not the cancer itself.

Polyphenolic Compounds Increase Sugar Metabolism by a Factor of 20

Diabetes, which results from the body’s inability to produce enough insulin or use it efficiently, affects 18.2 million people in the United States, or 6.3% of the population (American Diabetes Association). The Centers for Disease Control and Prevention expects this number to rise to over 30 million by 2030. As the leading cause of end-stage renal disease, blindness and lower limb amputations, diabetes now costs the health care system over $132 billion each year.

While the causes of diabetes are not entirely clear, it is known that diet plays a key role in the prevention and cure of diabetes.  In fact, research studies have shown that aqueous extracts of the most commonly consumed spice, cinnamon, improves the action of insulin and helps to control risk factors associated with diabetes including, glucose, insulin, cholesterol, triglycerides and related variables.

One study published in Diabetes Care, a journal of the American Diabetes Association, showed that as little as one gram a day of cinnamon – one-fourth of a teaspoon twice a day – can lower blood sugar by an average of 18 to 29 percent, triglycerides (fatty acids in the blood) by 23 to 30 percent, LDL (or “bad”) cholesterol by 7 to 27 percent and total cholesterol by 12 to 26 percent. Changes in HDL (“good”) cholesterol were not significant. Amazingly, the study found that the beneficial effects of cinnamon lasted for at least 20 days after people stopped taking it.

Through a Cooperative Research and Development Agreement, PhytoMedical is working towards synthesizing the active components found in cinnamon and characterizing their beneficial health effects in cell cultures systems, animals and ultimately humans.

For additional information, please visit www.PhytoMedical.com

To receive future press releases via email, please visit http://www.phytomedical.com/Alerts-Index.asp

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:

PhytoMedical Technologies, Inc.

Investor Relations

Phone: (800) 611-3388

Web Site: www.PhytoMedical.com